UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

COMMUNITY PARTNERS BANCORP
 (Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 706-9009

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 18, 2009, Michael Bis, the Chief Accounting Officer and Controller of Community Partners Bancorp (the “Registrant”) announced his intention to resign effective January 8, 2009. At this time, the Registrant has not identified Mr. Bis’ replacement.

On December 18, 2009, Barry B. Davall, provided notice to the Registrant of his intention to retire from his position as director of the Registrant and its wholly owned banking subsidiary, Two River Community Bank, effective December 31, 2009. At this time, the Registrant has not made any decisions regarding filling the vacancy on the board of directors caused by Mr. Davall’s retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Dated: December 23, 2009	By: /s/ Michael J. Gormley
Michael J. Gormley
Executive Vice President, Chief Financial Officer and Chief Operating Officer